Exhibit 10.6

QUANTUM COMPUTING INC.

SUBSCRIPTION AGREEMENT

DATED: AUGUST __, 2018

THIS SUBSCRIPTION AND INVESTOR’S REPRESENTATION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES TO AN OFFERING AND SALE (THE “OFFERING”) BY QUANTUM COMPUTING, INC., A DELAWARE CORPORATION (THE “COMPANY”) OF 8% CONVERTIBLE PROMISSORY NOTES IN THE AGGREGATE PRINCIPAL AMOUNT OF UP TO $15,000,000 (THE “NOTES”). THE NOTES CONVERT INTO SHARES OF THE COMPANY’S COMMON STOCK, PAR VALUE $0.0001 (THE “SHARES”).

THE OFFERING BY THE COMPANY OF THE NOTES IS BEING MADE: (i) PURSUANT TO SECTION 4(a)(2) OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND RULE 506(B) PROMULGATED UNDER REGULATION D (“REGULATION D”) OF THE SECURITIES ACT; (ii) TO ONE OR MORE “ACCREDITED INVESTORS” AS SUCH TERM IS DEFINED IN RULE 501 OF REGULATION D.

THE NOTES AND THE SHARES UNDERLYING THE NOTES THAT ARE SUBJECT TO THIS SUBSCRIPTION AGREEMENT (COLLECTIVELY, THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D UNDER THE ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE ACT.

THE SECURITIES THAT ARE SUBJECT TO THIS OFFERING HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING, OR THE ACCURACY OR ADEQUACY OF THE DISCLOSURE IN THIS SUBSCRIPTION AGREEMENT. ANY SUCH REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

QUANTUM COMPUTING INC.

SUBSCRIPTION AND INVESTOR’S REPRESENTATION AGREEMENT

OFFERING OF 8% CONVERTIBLE PROMISSORY NOTE

PURSUANT TO REGULATION D

DATED: AUGUST __, 2018

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of August___, 2018, by and between Quantum Computing Inc., a Delaware corporation (f/k/a Innovative Beverage Group Holdings, Inc.) (the “Company”) with offices located at 215 Depot Court, Suite 215, Leesburg, VA 20175 (the “Company”), and the investor identified on the signature page hereto (the “Purchaser”).

WHEREAS, the Company deems it in the best interests of the Company and its stockholders to conduct a private placement offering consisting of convertible notes up to the principal aggregate amount of up to $15,000,000 pursuant to the terms and conditions herein (the “Offering”);

WHEREAS, the Company and Purchasers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(a)(2) and/or Regulation D (“Regulation D”) promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the parties hereto desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to Purchasers, and Purchasers shall purchase a 8% Convertible Promissory Note in the form of Exhibit A hereto (the “Note”) in the principal amount set forth on the signature page hereto.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and Purchasers hereby agree as follows:

1. Purchase and Sale. Upon the terms and subject to the conditions set forth in this Agreement, the Company hereby agrees to sell, assign, transfer and deliver to Purchasers, and Purchasers hereby agree to purchase and accept delivery from the Company, the Notes free of all liens, pledges, mortgages, security interests, charges, restrictions, adverse claims or other encumbrances of any kind or nature whatsoever (“Encumbrances”), for the consideration specified herein.

2. Investor’s Representations and Warranties. The undersigned Investor hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

2.1 The undersigned is acquiring the Note, and/or Shares underlying the Note, for his/her/its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such the Note, or Shares underlying the Note, or any portion thereof. Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Notes for which the undersigned is subscribing or any part thereof.

2.2 The undersigned has all requisite and full power and authority (and in the case of an individual, the capacity) to enter into this Subscription Agreement, to execute and deliver this Subscription Agreement, to perform all the obligations required to be performed by the undersigned hereunder, such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned, and has been duly authorized and constitutes a valid and legally binding obligation of the undersigned Investor.

2.3 The undersigned Investor affirms that he/she/it is not subscribing for the Notes as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the undersigned in connection with investments generally.

2.4 The undersigned Investor understands that, except as otherwise expressly provided herein, the Investor does not have registration rights nor is the Company under any obligation to register the Notes or the Shares underlying the Notes (collectively, the “Securities”) under the Act upon the written or other demand of the Investor or otherwise.

2.5 The undersigned is: (i) an “accredited investor” as defined in Rule 501 of Reg D; (ii) is experienced in making investments of the kind described in this Subscription Agreement; (iii) is able, by reason of his/her/its business and financial experience, to protect his/her/its own interests in connection with the transactions described in this Subscription Agreement, and the related documents; and (iv) able to afford the entire loss of his/her/its investment in the Notes.

2.6 The undersigned Investor acknowledges his/her/its understanding that the Offering is intended to be exempt from registration under the Securities Act, based upon the exemption provided under Regulation D promulgated by the Securities and Exchange Commission (SEC) under the Securities Act. The undersigned represents that he is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

2.7 In furtherance thereof, in addition to the other representations and warranties of the undersigned Investor made herein, the undersigned further represents and warrants to and agrees with the Company as follows: (i) the undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned is subscribing for and acquiring the Notes for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise; (ii) the undersigned has the financial ability to bear the economic risk of his/her/its investment in the Securities, has adequate means for providing for his/her/its current needs and contingencies and has no need for liquidity with respect to its investment in the Securities offered by the Company; (iii) the undersigned, either individually or by its officers and principals, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities; (iv) the undersigned, if an entity and not a “natural person,” represents it has not been organized for the purpose of acquiring the Securities; (v) the undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the Offering, the Company and all other information the undersigned deems relevant, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and (vi) the undersigned understands that as of the date of this Offering and perhaps for the foreseeable future, the Company is not a reporting company under nor has it filed any reports with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding the foregoing, the undersigned acknowledges that the Company has filed reports with the OTC Markets under its former name, Innovative Beverage Group Holdings, Inc. (OTC: IBGH), and its current name, Quantum Computing, Inc. (OTC: QUBT) and that as of the date of this Subscription Agreement, the Company is not current in its reporting obligations with OTC Markets. The Investor understands that Quantum Computing, Inc. may be considered a “shell company” as defined in Rule 405 of the Exchange Act and may be a shell company for the foreseeable future, even if it becomes a reporting company under the Exchange Act.

2.8 The undersigned is not relying on the Company, or its affiliates or agents, with respect to economic considerations involved in his/her/its investment in the Securities and the undersigned has relied solely on his/her/its own financial expertise and/or that of his/her/its legal, financial and investment advisors..

2.9 No representations or warranties have been made to the undersigned by the Company, or any officer, director, employee, agent, affiliate or representative of the Company, other than the representations made by the Company in writing as contained herein and, in subscribing for purchase of the Securities, the undersigned is not relying upon any representations other than those contained herein.

2.10 Any resale of the Notes or the Shares underlying conversion of the Notes shall only be made in compliance with exemptions from registration afforded by Reg D promulgated by the SEC under the Securities Act. Further, any such sale of such Securities will be made in full compliance with the federal securities laws of the United States.

2.11 The undersigned understands that the Notes are being offered and sold in reliance on an exemption from the registration requirements of United States federal securities laws under Reg D promulgated by the SEC under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth herein in order to determine the availability of such exemptions and the suitability of the undersigned to acquire the Securities.

2.12 The undersigned understands that an investment in the Securities is a speculative investment which involves a high degree of risk and the potential loss of his/her/its entire investment.

2.13 The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

2.14 The undersigned represents and warrants to the Company that all information that the undersigned has provided to the Company, including, without limitation, the representations and warranties provided herein or previously provided to the Company are true, correct and complete in all material respects as of the date hereof and will be as of the Closing.

2.15 The undersigned is aware that no federal or state agency has: (i) made any finding or determination as to the fairness of this investment; (ii) made any recommendation or endorsement of the Notes subject to this Offering or the Company; or (iii) guaranteed or insured any investment in the Securities or any investment made in or by the Company.

2.16 The undersigned understands that the Notes and the conversion price of $1.00 per Share applicable to the principal amount and accrued interest does not necessarily bear any relation to the assets, book value or net worth of the Company and was determined arbitrarily by the Company and its management after taking into consideration, among other things, the Company’s new business direction, name change and (1 for 200) reverse stock split (the “Reverse Stock Split”).

2.17 The undersigned further understands that there is a substantial risk of further dilution on his/her/its investment in the Company because of the issuance and sale of additional Notes, Shares or other securities by the Company.

2.18 The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefore.

2.19 Neither the execution or delivery by the undersigned of this Subscription Agreement to which the undersigned is a party, nor the consummation or performance by the undersigned of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the organizational documents of the undersigned (if the undersigned is not a natural person); (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which the undersigned is a party or by which the properties or assets of the undersigned are bound; or (c) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of the undersigned under, or alter the obligations of any person under, or create in any person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a governmental authority or any other person) pursuant to, or result in the creation of a lien on any of the assets or properties of the undersigned under, any note, bond, mortgage, indenture, contract, lease, license, permit, franchise or other instrument or obligation to which the undersigned is a party or any of the undersigned’s assets and properties are bound or affected.

2.20 There is no action pending against, or to the knowledge of the undersigned, threatened against or affecting, the undersigned by any governmental authority or other person with respect to the undersigned that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Subscription Agreement.

2.21 No person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the undersigned for any commission, fee or other compensation as a finder or broker, or in any similar capacity, based upon arrangements made by or on behalf of the undersigned and the undersigned will indemnify and hold the Company and its affiliates harmless against any liability or expense arising out of, or in connection with, any such claim.

2.22 The undersigned will not transfer any or all of the undersigned’s Securities absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of the undersigned’s Securities, without first providing the Company with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Company) to the effect that such transfer will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable U.S. state securities laws.

2.23 The undersigned understands and acknowledges that the Company may refuse to transfer the Securities, unless the undersigned complies with this Subscription Agreement and any other restrictions on transferability set forth herein. The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company’s common stock in order to implement the restrictions on transfer of the Securities.

2.24 The undersigned hereby agrees with the Company as follows: The certificates evidencing the Securities issued to the undersigned who is Accredited Investors, and each certificate issued in transfer thereof, will bear the following or similar legend:

“NEITHER THIS CONVERTIBLE PROMISSORY NOTE NOR THE SECURITIES UNDERLYING THIS CONVERTIBLE PROMISSORY NOTE, NOR ANY SECURITIES ISSUABLE UPON ITS CONVERSION, IF ANY, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT’), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY ONLY BE ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THIS CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES UNDERLYING THIS CONVERTIBLE PROMISSORY NOTE, OR THE SECURITIES ISSUABLE UPON ITS CONVERSION, IF ANY, MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE LAW WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.”

2.25 Purchasers and Purchaser’s affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock, to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

2.26 Purchaser has a preexisting personal or business relationship with the Company or one or more of its directors, officers or control persons, and the offer to sell the Securities was directly communicated to Purchaser by the Company. At no time was Purchaser presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

3: Representations and Warranties of the Company. The Company represents and warrants to the undersigned Investor as follows:

3.1 The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

3.2 The Company has all requisite authority and power, authorizations, consents and approvals to enter into and deliver this Subscription Agreement and any other certificate, agreement, document or instrument to be executed and delivered by the Company in connection with the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Subscription Agreement by the Company and the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. This Subscription Agreement has been duly and validly authorized and approved, executed and delivered by the Company.

3.3 The execution and delivery of this Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors is required.

3.4 This Subscription Agreement has been duly prepared and delivered by the Company and, upon acceptance, will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

3.5 To the best of Company’s knowledge, the Company has not provided to the undersigned any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed.

3.6 The Offering, issuance and sale by the Company of the Notes in accordance with the terms and on the bases of the representations and warranties of the undersigned set forth herein, shall be properly issued by the Company to the undersigned pursuant to Section 4(a)(2) and Reg D and any Shares issued upon conversion of the Notes, when issued, shall be duly and validly issued, fully-paid and nonassessable.

3.7 Neither the sale of the Notes pursuant to, nor the Company’s performance of its obligations under, this Subscription Agreement shall: (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Securities or any of the assets of the Company; or (ii) entitle the other holders of the Company’s securities to preemptive or other rights to subscribe to or acquire the capital stock or other securities of the Company.

3.8 Neither the Company nor any of its affiliates nor any person acting on its or their behalf: (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Notes; or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Securities offered hereby under the Securities Act.

3.11 The Company is not required under the federal or state securities laws, rule or regulations to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Subscription Agreement or issue and sell the Notes in accordance with the terms hereof.).

3.12 The Company, any person representing the Company, and, to the knowledge of the Company, any other person selling or offering to sell the Notes in connection with the transactions contemplated by this Subscription Agreement, have not made, at any time, any written or oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

4 Miscellaneous.

4.1 The undersigned agrees to indemnify and hold harmless the Company, its officers, directors, employees, agents, representatives and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

4.2 Neither this Subscription Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the Party against whom any waiver, change, discharge or termination is sought.

4.3 Any notice, demand or other communication which any Party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if sent to each Party’s address first set forth above, with respect to the Company and set forth below with respect to the Investor, and if: (i) deposited, postage prepaid, in a government mail letter box, registered or certified mail, return receipt requested, or the equivalent, addressed to such address as first set forth above; (ii) delivered personally at such address; (iii) sent by overnight courier such as Federal Express, DHL, UPS or the equivalent; or (iv) via email, provided that confirmation of receipt of such email communication can be verified by the sender.

4.4 This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on the Parties hereto, notwithstanding that all Parties are not signatories to the same counterpart.

4.5 Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the Parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

4.6 This Subscription Agreement and the documents referenced herein contain the entire agreement of the Parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

4.7 This Subscription Agreement is not transferable or assignable by the undersigned without the prior written consent of the Company, which consent may be withheld for any reason whatsoever.

4.8 This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Virginia, where the Company maintains its: (i) offices; and (ii) banking relationships, among other United States relationships, without giving effect to conflicts of law principles and any dispute under this Subscription Agreement or the transactions contemplated hereby shall be before a court of competent jurisdiction in Fairfax County, State of Virginia.

4.9 The Purchaser covenants and agrees that it will keep confidential and will not disclose or divulge any confidential or proprietary information that such Purchaser may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to such Purchaser in connection with this Offering or as a result of discussions with or inquiry made to the Company, unless such information is known, or until such information becomes known, to the public through no action by the Purchaser; provided, however, that a Subscriber may disclose such information to its attorneys, accountants, consultants, and other professionals to the extent necessary in connection with his or her investment in the Company so long as any such professional to whom such information is disclosed is made aware of the Subscriber’s obligations hereunder and such professional agrees to be likewise bound as though such professional were a party hereto

(Signatures on Following Page)

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the __ day of _______ 2018.

DOLLAR AMOUNT INVESTED:	$

AMOUNT INVESTED TO BE SENT VIA: ☐ Check (enclosed) ☐ Wire

Bank:	Bank of America
ABA:	026009593
Address:	505 East Market St., Leesburg, VA 20176
for credit to:	Quantum Computing, Inc.
Account#:	4350-4394-1694

Name of Subscriber:

Taxpayer ID Number:

OR

Social Security Number:

Address Information:

For individual subscribers this address should be the Purchaser’s primary legal residence. For entities other than individual subscribers, please provide address information for the entities primary place of business. Information regarding a joint subscriber should be included in the column at right.

Legal Address	Legal Address

City, State, and Zip Code	City, State, and Zip Code

AGREED AND SUBSCRIBED	ACCEPTED

This ___ day of _________, 2018	This ___ day of _______, 2018

By:	By:
Name:	Name:
Title (if any):	Title: Chief Executive Officer

CERTIFICATE OF SIGNATORY

(To be completed if the Securities are

being subscribed for by an entity)

I______________________ am the ___________________________ of ___________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Notes and Shares, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ____ day of _______________, 2018.

(Signature)

Exhibit A

“NEITHER THIS CONVERTIBLE PROMISSORY NOTE NOR THE SECURITIES UNDERLYING THIS CONVERTIBLE PROMISSORY NOTE, NOR ANY SECURITIES ISSUABLE UPON ITS CONVERSION, IF ANY, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT’), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY ONLY BE ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THIS CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES UNDERLYING THIS CONVERTIBLE PROMISSORY NOTE, OR THE SECURITIES ISSUABLE UPON ITS CONVERSION, IF ANY, MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE LAW WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.”

QUANTUM COMPUTING INC.

8% CONVERTIBLE PROMISSORY NOTE

Principal Amount:	________________
Original Issuance Date:	________________

FOR VALUE RECEIVED Quantum Computing Inc., a company organized under the laws of Delaware (the “Company”), hereby promises to pay to______________________________________ (the “Holder”), or its registered assigns, the principal amount of ___________________________ ($_____________.00 USD) together with interest thereon calculated from the Issuance Date (“Interest Commencement Date”) in accordance with the provisions of this Convertible Promissory Note (as amended, modified and supplemented from time to time, this “Note” and together with any other Notes issued in the Note Issuance (as defined below) or upon transfer or exchange, the “Notes”). “Note Issuance” or “Offering” shall mean the Convertible Promissory Notes issued by the Company to the Holder and other Noteholders (each in substantially the form of this Note) in the original principal amount not to exceed $15,000,000 in the aggregate. Capitalized terms not defined in this Note shall have the meaning ascribed to them in the Subscription Agreement dated as of the date hereof.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

Section 1. The Note:

1.1 This Note in the principal amount of $____________ (the “Principal”) is being issued to the Holder pursuant to the Subscription Agreement between the Company and the Holder dated ___________, 2018.

1.2 This Note is being issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to section 4(a)(2) of the Securities Act and Rule 506(b) promulgated under Regulation D thereunder.

1.3 The Holder hereby represents to the Company that the Holder is an “accredited investor” as that term is defined in Rule 501 of Regulation D.

1.4 The Holder acknowledges and agrees that pursuant to the terms of the above-referenced Subscription Agreement that this Note: (i) bears interest at the rate of 8% per annum (the “Interest”); (ii) is due and payable on a date twelve (12) months from the Issuance Date (the “Maturity Date”); and (iii) the Interest and principal amount of this Note payable to Holder is convertible into shares of the Company’s common stock (the “Shares”) at a conversion price of $1.00 per Share (the “Conversion Price”).

Section 2. Interest, Maturity Date, Prepayment and Default:

2.1 Interest shall accrue from the Issuance Date on the unpaid Principal amount at a rate equal to eight (8%) percent per annum, simple interest.

2.2 Subject to Section 2, Principal and any accrued but unpaid Interest under this Note shall be due and payable upon demand by the Holder at the Maturity Date, unless the Note has been converted pursuant to the terms herein.

2.3 The Company may prepay the Principal and Interest due on this Note provided that the Company delivers twenty (20) days advance written notice of the Holder (the “Prepayment Notice”).

2.4 Notwithstanding the provisions of Section 2.2 above, the entire unpaid Principal sum of this Note, together with accrued and unpaid Interest thereon, unless the same shall be converted into Shares, shall become immediately due and payable upon: (i) the execution by the Company of a general assignment for the benefit of creditors; (ii) the filing by or against the Company of a petition in bankruptcy or any petition for relief under the federal bankruptcy act or the continuation of such petition without dismissal for a period of 90 days or more; or (iii) the appointment of a receiver or trustee to take possession of the property or assets of the Company.

2.5 Notwithstanding the provisions of Sections 2.2 through 2.4 above, the Holder, at any time after the Issuance Date or prior to the expiration of the twenty (20) day period following which the Company has given Holder the Prepayment Notice, may, at Holder’s sole discretion, elect to convert the entire unpaid Principal together with accrued and unpaid Interest thereon, into Shares at the Conversion Price set forth in Section 1.4 above, in accordance with the procedures of Section 3 below.

Section 3. Conversion:

3.1  The Holder shall have the option to (i) convert this Note and any accrued but unpaid interest into shares of the Company’s common stock at any time during the term of the Note or (ii) upon the Maturity Date. The number of shares that shall be issuable upon conversion of the Note shall equal the number derived by dividing (x) the principal amount of the Note plus any accrued and unpaid interest thereon by (y) US $1.00. No fractional shares shall be issued upon a conversion. In lieu of any fractional shares to which Holder would otherwise be entitled, the Company shall round up to the nearest whole share. In order to convert this Note in to Common Stock, the Holder must deliver a dated and signed notice of conversion (the “Notice of Conversion”), a copy of which is attached to this Note as Exhibit A, stating its intention to convert the full principal amount of this Note into Common Stock, Notices of Conversion shall be deemed delivered on the date sent, if personally delivered, to the Company’s Chief Executive Officer at the Company’s principal place of business, or when actually received if sent by another method. The Notice of Conversion shall be accompanied by the original Note.

(i)  As soon as possible after the conversion has been effected (but in any event within five (5) Business Days), the Company or acquirer shall deliver to the converting holder a certificate or certificates representing the Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified.

(ii)  The issuance of Common Stock upon conversion of this Note shall be made without charge to the holder hereof in respect thereof or other cost incurred by the Company or acquirer in connection with such conversion. Upon conversion of this Note, the Company shall take all such actions as are necessary in order to ensure that the Company’s common stock issuable upon conversion of the Note shall be validly issued, fully paid and nonassessable.

(iii)  Neither the Company nor acquirer shall close its books against the transfer of this Note in any manner which interferes with the timely conversion of this Note. The Company shall assist and cooperate with any holder of this Note required to make any governmental filings or obtain any governmental approval prior to or in connection with the conversion of this Note (including, without limitation, making any filings required to be made by the Company).

Section 4. Transfer; Successors and Assigns:

The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Notwithstanding the foregoing, except for a pledge of this Note to a bank or other financial institution that creates a mere security interest in this Note in connection with a bona fide loan transaction, the Holder may not assign, pledge, or otherwise transfer this Note without the prior written consent of the Company. Subject to the preceding sentence, this Note may be transferred only upon surrender of the original Note to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company, and, thereupon, a new note for the same principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of this Note.

Section 5. Governing Law; Jurisdiction:

This Note shall be governed by and construed under the laws of the State of Virginia, where the Company maintains its offices and banking relationships, among other relevant contacts, without giving effect to principles of conflicts of law. The Parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in Fairfax County, State of Virginia, in connection with any action relating to this Note.

Section 6. Notices:

Any notice required or permitted by this Note shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the Party to be notified, (b) upon confirmation of receipt by fax by the Party to be notified, (c) one business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth in (d), or (d) three days after deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the Party to be notified at the address of such Party indicated on the signature page hereof, or at such other address as such Party may designate by 10 days’ advance written notice to the other Party given in the foregoing manner.

 Section 7. Amendments and Waivers:

Any term of this Note may be amended only with the written consent of the Company and the holders of a majority in interest of the Notes. Any amendment or waiver effected in accordance with this Section 7 shall be binding upon the Company, each Holder and each transferee of the Note.

Section 8. Shareholders, Officers and Directors Not Liable:

In no event shall any shareholder, officer or director of the Company be liable for any amounts due or payable pursuant to this Note.

Section 9. Action to Collect on Note:

If action at law or equity is necessary to enforce or interpret the terms of this Note, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

Section 10. Waiver of Jury Trial:

The Holder and the Company each hereby waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Note and/or the transactions contemplated hereunder.

Section 11. Waiver of Notice of Presentment:

The Company hereby waives presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note.

IN WITNESS WHEREOF, the Company has executed and delivered this Convertible Promissory Note on the date first written above.

QUANTUM COMPUTING INC.

By:
Name:	Robert Liscouski
Title:	Chief Executive Officer

EXHIBIT A TO CONVERTIBLE PROMISSORY NOTE

CONVERSION NOTICE

The undersigned Holder hereby elects to convert the Principal Amount of $________, together with all accrued but unpaid interest hereon under this Note payable by Quantum Computing Inc., a Delaware corporation (the “Company”), into shares of the Company’s common stock, par value $0.0001 (the “Shares”) according to the conditions hereof, as of the date written below. If the Shares are to be issued in the name of a person other than the undersigned Holder, the undersigned Holder will pay all transfer taxes, payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid Shares.

Conversion Calculations:

Date to Effect Conversion: ____________________________

Principal Amount of Note to be Converted: $__________________

Additional Interest to be Converted: $_______________

Number of shares of Common Stock to be issued: ______________

Signature: _________________________________________

Name: ____________________________________________

Address for Delivery of Common Stock Certificates: __________
_____________________________________________________
_____________________________________________________

Or

DWAC Instructions: _________________________________

Broker No: _____________
Account No: _______________